DGHM ALL-CAP VALUE FUND
Investor Class Ticker: DGHMX
Institutional Class Ticker: DGAIX
Class C Ticker: DGACX

DGHM V2000 SMALLCAP VALUE FUND
 Investor Class Ticker: DGSMX
Institutional Class Ticker: DGIVX
Class C Ticker: DGSVX

(collectively, the “Funds”)

8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Supplement dated November 20, 2015
To the Fund’s Prospectus and Statement of Additional Information dated June 30, 2015
(as supplemented from time to time)

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Consolidation of Service Providers to the Funds

Effective December 1, 2015, the services provided by certain service providers to the Funds will be transferred to an affiliated service provider such that the primary operational services are provided by one entity. Currently, a group of affiliated companies (listed below) provides the Funds with transfer agency, fund accounting, and administrative services. Due to an internal restructuring within the overall organization, all services will now be consolidated and provided by a single company – Commonwealth Fund Services, Inc. As such, any and all references to Commonwealth Shareholder Services, Inc. and Commonwealth Fund Accounting, Inc. in the Funds’ prospectus and statement of additional information are hereby deleted in their entirety and replaced with Commonwealth Fund Services, Inc. No changes are being proposed with regard to any other Fund service providers.

Current Providers

Commonwealth Fund Services, Inc. – transfer agency services
Commonwealth Shareholder Services, Inc. – administrative services
Commonwealth Fund Accounting, Inc. – fund accounting services

New Provider

Commonwealth Fund Services, Inc. – administration, transfer agency and fund accounting services

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